UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 30, 2003

Date of Report (Date of earliest event reported)

SABRE HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-12175	75-2662240
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3150 Sabre Drive Southlake, Texas 76092
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (682) 605-1000

Not applicable.
(Former name or former address, if changed since last report.)

Item 9.           Regulation FD Disclosure.

On June 30, 2003, Travelocity.com LP (“Travelocity”), an indirect subsidiary of Sabre Holdings Corporation, issued the news release attached hereto as Exhibit 99.1 announcing the introduction of a new dynamic packaging engine that allows consumers to book airfare and hotels together simply, giving them access to special rates not available when booking components separately.

Travelocity’s new dynamic packaging capability, named Travelocity TotalTripTM, is accessible through the re-designed Travelocity homepage under the heading “Book Together and Save” or at any “Get It Together” ad running on Travelocity.  Travelocity TotalTripTM gives Travelocity the real-time ability to create custom travel packages for travelers based on their individual preferences while increasing Travelocity’s ability to promote high-margin merchant products.   Several new features and functionality are included in Travelocity TotalTrip that are not found on any of the other competing travel Web sites.

Travelocity TotalTrip is expected to benefit Travelocity in the following ways:

•                  Enhance Travelocity’s ability to sell specially negotiated wholesale, or merchant, rates for airfare and hotels.

•                  Increase visitors to the site and convert a greater percentage of those visitors to purchase travel on Travelocity.

•                  Improvement in the yield per transaction by selling a greater percentage of merchant products.

Finally, Sabre Holdings Corporation will be looking to incorporate the benefits of Travelocity TotalTrip across other travel channels in which its business units participate.

Exhibit(s)

Exhibit	Description
99.1	News release announcing the introduction of Travelocity TotalTrip technology, issued by Travelocity on June 30, 2003.

All of the information furnished in Item 9 of this report shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended.

Cautionary Notice

Statements in this release which are not purely historical facts, including statements about the expected benefits of Travelocity TotalTrip technology to Travelocity or other statements about anticipations, beliefs, expectations, hopes, intentions or strategies for the future, may be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Readers are cautioned not to place undue reliance on forward-looking statements. All forward-looking statements are based upon information available to Sabre Holdings on the date this release was issued. Sabre Holdings Corporation undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Any forward-looking statements involve risks and uncertainties that could cause actual events or results to differ materially from the events or results described in the forward-looking statements, including risks or uncertainties related to: the acceptance or adoption of the Travelocity TotalTrip technology by customers, the possibility that the systems put in place to support Travelocity TotalTrip technology may suffer failures, capacity constraints and business interruptions and the possibility that our competitors may implement similar technologies, thereby adversely affecting our results of operations.  Sabre Holdings Corporation may not succeed in addressing these and other risks.  Further information regarding factors that could affect Sabre Holdings Corporation’s financial and other results can be found in the risk factors section of our most recent filing on Form 10-Q with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SABRE HOLDINGS CORPORATION

	By:	/s/ James F. Brashear
	Name:	James F. Brashear
	Title:	Corporate Secretary
Date: June 30, 2003

EXHIBIT INDEX

Exhibit 99.1:                                 News release issued by Travelocity.com LP on June 30, 2003.